UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
 ------------------------------
FORM 8-K
------------------------------
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): March 14, 2025
 ------------------------------
FIRST INTERSTATE BANCSYSTEM, INC.
(Exact name of registrant as specified in its charter)
 ------------------------------

Delaware		001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(IRS Employer Identification No.)

401 North 31st Street
Billings,	MT		59101
(Address of principal executive offices)			(zip code)

(406)	255-5311
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

* * * * *
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.00001 par value	FIBK	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
* * * * *

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Pursuant to the registrant’s Corporate Governance Guidelines, Mr. Thomas E. Henning, having reached the retirement age of 72 on March 14, 2025, resigned from the registrant’s Board of Directors (the “Board”), with such resignation to become effective as of the registrant’s 2025 annual meeting of stockholders as provided in the guidelines. Mr. Henning, a Class II director, is serving a term that was, but for the guideline requirements, scheduled to expire at the registrant’s 2026 annual meeting of stockholders. Mr. Henning has been an integral member of the registrant’s Board since joining it in connection with the registrant’s acquisition of Great Western Bancorp, Inc. in 2022, where he served as a member of the board of directors prior to the acquisition since August 2015, including as Lead Independent Director there from 2017 through April 2020.
In addition, on March 17, 2025, Ms. Frances P. Grieb, an incumbent Class I director, informed the Board of her decision to retire from the Board effective at the 2025 annual meeting of stockholders and as a result to not seek to stand for re-election at the 2025 meeting. Ms. Grieb has been a valued member of the registrant’s Board also since joining it in connection with the registrant’s acquisition of Great Western Bancorp, Inc. in 2022, where she served as a member of the board of directors prior to the acquisition since 2014.
Mr. Henning and Ms. Grieb are expected to continue to serve as members of the Board and in their current capacities on each of the Board committees on which they serve until their retirements become effective at the 2025 annual meeting of stockholders. Neither retirement is related to any disagreement with the registrant on any matter relating to the registrant’s operations, policies, or practices. The registrant thanks Mr. Henning and Ms. Grieb for their years of dedicated service and many contributions.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit No.	Description

	104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 19, 2025

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ KIRK D. JENSEN
Kirk D. Jensen
Executive Vice President, General Counsel and Secretary